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                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of__________1997, by and among Training Devices Incorporated, a Colorado corporation (the "Company"), and the Persons listed on the attached Schedule A to this Agreement (the "Purchaser").

     This Agreement is made pursuant to the Confidential Private Placement Memorandum dated October 3, 1997 (the "Memorandum") and related Subscription Documents covering the issuance of Units consisting of two shares of Common Stock and one Redeemable Common Stock Purchase Warrant of the Company.

     The parties hereby agree as follows:

1.   DEFINITIONS.

     "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition only, "control," when used with respect to any Person, means the possession, direct or indirect of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

     "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of Colorado generally are authorized or required by law or other governmental actions to close.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMON STOCK" means the Company's Common Stock, no par value per share.

     "EFFECTIVE DATE" means the date on which the Registration Statement is declared effective.

     "EFFECTIVE PERIOD" means the period beginning on the Effective Date and ending on the earlier of (i) the date all of the Registered Securities have been sold, (ii) one year after the exercise of the last Unit Warrant, or
(iii) one year after the expiration of the Unit Warrants.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "HOLDER" or "HOLDERS" means the holder or Holders, as the case may be, from time to time of Registrable Securities.

     "PERSON" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, Limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "PRIVATE PLACEMENT" means the offering of securities of the Company made pursuant to the Memorandum through Bathgate McColley Capital Group, LLC, as the Placement Agent.

     "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation of partial proceeding, such as a deposition), whether commenced or threatened.

     "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and an other amendments and supplements to the

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Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "REGISTRABLE SECURITIES" means the Common Stock issuable upon exercise of the Unit Warrants.

     "REGISTRATION STATEMENT" means the registration statement contemplated by Section 2 of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "UNDERWRITTEN OFFERING" means an offering in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

     "UNIT WARRANTS" means the warrants to purchase shares of the Company's Common Stock which are issued as part of the Units in the Private Placement.

     2. PIGGYBACK REGISTRATION RIGHTS. The Company will cause to be registered, on the next Registration Statement filed by the Company, all of the Registrable Securities and to use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after its filing. The Registration Statement shall be on Form SB-2, Form S-1, Form S-3, or such other form as is appropriate in order to register securities with the Commission pursuant to Section 5 of the Securities Act. The Company covenants to maintain the Registration Statement continually effective under the Securities Act for the Effective Period. An offering of Registrable Securities pursuant to the Registration Statement may be effected in conjunction with an Underwritten Offering. No Holders may participate in any Underwritten Offering hereunder unless such Person (i) agrees to comply with the terms of the Lock-Up Agreement described in paragraph 4.3 of this Agreement, and (ii) completes and executes all documents reasonably requested by the underwriter.

3. REGISTRATION PROCEDURES. In connection with the Registration Statement, if and when it is filed hereunder, the Company shall:

     3.1 Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for the Effective Period.

     3.2 Cause the related Prospectus to be amended or supplemented by any required Prospectus amendment or supplement, and cause such amendment or supplement to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act.

     3.3 Respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto.

     3.4 Notify the Holders of Registrable Securities to be sold as to (i) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iii) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of

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a material fact or omit to state any material fact required to be stated
therein or necessary to make statements therein, in light of the circumstances under which they were, not misleading.

     3.5 Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

     3.6 Furnish to each Holder and any managing underwriter, without charge, at least one copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent required by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

     3.7 Promptly deliver to each Holder and any underwriters, without charge as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such persons may reasonably request. The Company hereby consents to the use of each Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

     3.8 Prior to any public offering of Registrable Securities, use its best effort to register or qualify or cooperate with the selling Holders, any underwriters and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions with the United States as any Holder or underwriter reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effective Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

     3.9 Cooperate with the holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least two Business Days prior to any sale of Registrable Securities.

     3.10 As promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.11 Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on each securities exchange or market, if any, on which similar securities issued by the Company are then listed.

     3.12 Entered into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into, (i) make such representations and warranties to such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested; (ii) obtain and deliver copies thereof to the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each such underwriter, in form, scope and substance reasonably

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

satisfactory to any such managing underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the underwriters; (iii) immediately prior to the effectiveness of the Registration Statement, and in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto, obtain and deliver copies to the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each of the underwriters, if any, in form and substance as are customary in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold and any managing underwriters to evidence the continued validity of the representations and warranties made above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered by the Company.

     3.13 Make all financial and other records, pertinent corporate documents, and properties of the Company and its subsidiaries available for inspection by any underwriter participation in any disposition of Registrable Securities, and any attorney or accountant retained by such underwriters, at the offices where normally kept, during reasonable business hours, and cause the officers, directors, agents, and employees of the Company and its subsidiaries to supply all information in each case requested by any such representatives, underwriter, attorney or accountant in connection with the Registration Statement; provided however, that any information that is determined in good faith by the Company in writing to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquires of regulatory authorities; (ii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iv) such information becomes available to such Person from a source other than the Company and such source is not bound by a confidentiality agreement.

     3.14  Comply with all applicable rules and regulations of the Commission.

     3.15 Provide a CUSIP number for all Registrable Securities as soon as practicable but prior to the effective date of the Registration Statement.

     3.16 The Company may require each selling Holder to furnish to the Company such information regarding the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

     3.17 If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the inclusion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the ownership by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such ownership does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

4.   PURCHASER COVENANTS

     4.1 Each Purchaser covenants and agrees that (i) he will not offer or sell any Registrable Securities under the Registration Statement until he has received copies of the Prospectus as then amended or supplemented as contemplated in this Agreement and notice from the Company that such Registration statement and any post-effective amendments thereto have become effective as contemplated in this Agreement, and (ii) the Purchaser and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

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

     4.2 Each Purchaser agrees by its acquisition of such Registrable Securities that upon receipt of a notice from the Company of the occurrence of any event of the kind which renders the current Prospectus misleading, such Purchaser will forthwith discontinue disposition of such Registrable Securities until such Purchaser's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemented filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

     4.3 Each Purchaser agrees not to sell or otherwise to transfer or dispose of any Registrable Securities during the period not to exceed two hundred seventy (270) following the effective date of the Registration Statement, or such lesser time as requested by the managing underwriter of the Underwritten Offering, provided that all of the officers and directors enter into similar agreements. Such agreement shall be confirmed in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Common Stock subject to the foregoing restriction until the end of such period.

5. REGISTRATION EXPENSES. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not the Registration Statement becomes effective and whether or not all Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall not include any fees or expenses incurred by the Holders, but shall include, without limitation, (i) all registration and filing fees (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with state securities or Blue Sky laws for the underwriters or Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or Holders of a majority of Registrable Securities may designate; (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the Holders of a majority of the Registrable Securities included in the Registration Statement); (iii) messenger, telephone and delivery expenses;
(iv) fees and disbursements of counsel for the Company but not for the Holders, subject to the provisions of this Paragraph 5; (v) fees and disbursements of all independent certified public accountants for the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance); (vi) Securities Act liability insurance, if the Company so desires such insurance; and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or on the NASDAQ System.

6. RULE 144. After the Effective Date, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and if at any time the Company is not required to file such reports, they will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rule 144. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within limitation of the exemptions provided by Rule 144.

7. REMEDIES. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

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8.   NO INCONSISTENT AGREEMENTS. The Company has not, as of the date of this
Agreement, not shall the Company on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

9. ENTIRE AGREEMENT; AMENDMENTS. This Agreement, together with the Schedule hereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

10. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the HOlders of at least a majority of the then outstanding Registrable Securities; provided, however, that, for the purposes of this sentence. Registrable Securities that are owned directly or indirectly by the Company or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that to provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

11. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received
(a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The address for such communications shall be:

     If to the Company:

          Training Devices Incorporated
          96 Inverness Drive East, #R
          Englewood, Colorado 80112
          Attention: President

     With copies to:

          Alan Peryam, Esq.
          1120 Lincoln Street, Suite 1000
          Denver, Colorado 80110

If to the Purchaser: To the address of such Purchaser that appears in the stock transfer books of the Company.

12. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The company may not assign its rights or obligations hereunder without the prior written consent of each Holder.

13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as it such facsimile signature were the original thereof.

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14.  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. This
Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to principles of conflicts of law. The Company hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the County of Arapahoe, State of Colorado (collectively, the "Courts") in respect of any proceeding arising out of or in relation to this Agreement (a "Proceeding"), and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the Courts. The Company irrevocably waives to the fullest extent it may effectively do so under applicable law any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in any Court and any claim that any such Proceeding brought in any Court has been brought in an inconvenient forum. Nothing herein shall affect the right of any Holder to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

15. CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

16. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may hereafter be declared invalid, illegal, void or unenforceable.

17. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

18. SHARES HELD BY THE COMPANY AND ITS AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than the Purchaser or transferees or successors or assigns thereof if such Persons are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                             TRAINING DEVICES INCORPORATED


                                             By: --------------------------
                                                 Bruce Betschart, President


                                             PURCHASER:

                                             See Attached List





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                                 SCHEDULE 10.9

     The following entities executed the Registration Rights Agreement in connection with the October 1997 private offering, the form of which is attached as EXHIBIT 10.9:


                   See SCHEDULE 10.7 for a list of parties.



















                             Schedule 10-9 Page 1